Exhibit 99.3

Date: February 5, 2014

Media Contact:	Investor Contacts:
Michael Kinney	Joanne Fairechio
732-938-1031	732-378-4967
mkinney@njresources.com	fairechio@njresources.com
Dennis Puma
732-938-1229
dpuma@njresources.com

NJR CLEAN ENERGY VENTURES ANNOUNCES

20 MEGAWATT ONSHORE WIND PROJECT

Second Wind Farm Project Continues Diversification of

Distributed Power Portfolio

WALL, N.J. – NJR Clean Energy Ventures (NJRCEV), the unregulated distributed power subsidiary of New Jersey Resources (NJR), today announced that it has agreed to acquire its second onshore wind project. The Carroll Area wind farm project will be located on 1,100 acres of rural agricultural land in Carroll County, Iowa, approximately 65 miles northwest of Des Moines. NJRCEV will invest approximately $42 million to construct, own and operate the wind farm with a total capacity of 20 megawatts.

“With the Carroll Area wind farm project, NJR Clean Energy Ventures continues to successfully execute its distributed power strategic plan,” said Laurence M. Downes, chairman and CEO of New Jersey Resources. “As renewable energy becomes an increasingly larger and important part of our nation’s energy future, we will continue to identify investment opportunities that strengthen our distributed power portfolio, reduce our reliance on investment tax credits from solar investments, benefit our company and shareowners and are consistent with our core values of quality service and environmental stewardship.”

NJRCEV agreed to acquire the shovel-ready Carroll Area wind farm project from OwnEnergy, Inc., a developer of midsize and community wind projects. It will be the second wind farm project purchased from OwnEnergy; the first was the Montana-based Two Dot wind farm in 2013. NJRCEV maintains an approximate 19 percent ownership position in OwnEnergy and holds an option to purchase projects that fit its investment profile.

The energy produced at the Carroll Area wind farm, as well as the renewable attributes, will be sold through a 25-year power purchase agreement with MidAmerican Energy, Iowa’s largest energy company serving approximately 734,000 electric customers in Iowa, Illinois and South Dakota and more than 712,000 natural gas customers in Iowa, Illinois, South Dakota and Nebraska. MidAmerican is owned by Berkshire Hathaway, Inc.

NJR CLEAN ENERGY VENTURES ANNOUNCES 20 MEGAWATT

ONSHORE WIND PROJECT

Second Wind Farm Project Continues Diversification of Distributed Power Portfolio

-more-

Additionally, NJRCEV expects the wind farm will qualify for federal production tax credits (PTC’s), which are based on kilowatt-hour output. All PTCs generated by the Carroll Area wind farm will be retained by NJR.

NJRCEV will engage Mortenson Construction for the engineering, procurement and construction of the project. A leader in renewable energy construction, Mortenson has completed over 124 wind projects, totaling over 13,000 megawatts of clean, renewable energy, since 1995. NJRCEV expects the wind farm will be operational by spring 2015.

NJRCEV invests in, owns and operates distributed power projects that generate clean energy and provide low-carbon energy solutions. These solutions benefit its customers, while providing growth opportunities for shareholders. To date, NJRCEV’s approach has focused on commercial and residential solar project development in New Jersey and expanded to include onshore wind projects in the Midwestern United States.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “will,” anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “may,” “should” and similar expressions may identify forward-looking information and such forward-looking statements are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management. Forward-looking information in this filing includes, but is not limited to, certain statements regarding the acquisition of the Carroll Area wind farm, size of NJRCEV’s investment in the Carroll Area wind farm, estimates regarding the capacity and date of completion of the wind farm, NJRCEV’s qualification for PTCs related to Carroll Area wind farm, and the diversification of NJR’s distributed power portfolio.

Factors that could cause actual results to differ materially from the company’s expectations include, but are not limited to, conditions precedent to the closing of the acquisition of the Carroll Area wind farm, weather and economic conditions; the ability to obtain governmental approvals and/or financing for the construction, development and operation of certain non-regulated energy investments; risks associated with our investments in renewable energy projects and our investment in an onshore wind developer, including the availability of regulatory and tax incentives, logistical risks and potential delays related to construction, permitting, regulatory approvals and electric grid interconnection, and NJR’s eligibility for PTCs;. NJR does not, by including this paragraph, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events. More detailed information about these factors is set forth under the heading “Risk Factors” in NJR’s filings with the Securities and Exchange Commission (SEC) including its most recent Form 10-K, filed on November 26, 2013.

NJR CLEAN ENERGY VENTURES ANNOUNCES 20 MEGAWATT

ONSHORE WIND PROJECT

Second Wind Farm Project Continues Diversification of Distributed Power Portfolio

-more-

About New Jersey Resources

New Jersey Resources (NYSE: NJR) is a Fortune 1000 company that provides safe and reliable natural gas and clean energy services, including transportation, distribution and asset management. With annual revenues in excess of $2 billion, NJR is comprised of five key businesses:

•	New Jersey Natural Gas is NJR’s principal subsidiary that operates and maintains 7,000 miles of natural gas transportation and distribution infrastructure to serve approximately half a million customers in New Jersey’s Monmouth, Ocean and parts of Morris and Middlesex counties.

•	NJR Clean Energy Ventures invests in, owns and operates solar and onshore wind projects with a total capacity in excess of 56 megawatts, providing residential and commercial customers with low-carbon solutions.

•	NJR Energy Services manages a diversified portfolio of natural gas transportation and storage assets and provides physical natural gas services and customized energy solutions to its customers across North America.

•	NJR Midstream serves customers from local distributors and producers to electric generators and wholesale marketers through its equity ownership in a natural gas storage facility and a transportation pipeline, both of which are Federal Energy Regulatory Commission, or FERC-regulated investments.

•	NJR Home Services provides heating, central air conditioning, standby generators, solar and other indoor and outdoor comfort products to residential homes and businesses throughout New Jersey and serves approximately 120,000 service contract customers.

NJR and its more than 900 employees are committed to helping customers save energy and money by promoting conservation and encouraging efficiency through Conserve to Preserve® and initiatives such as The SAVEGREEN Project® and The Sunlight Advantage®.

For more information about NJR:

Visit www.njresources.com.

Follow us on Twitter @NJNaturalGas.

“Like” us on facebook.com/NewJerseyNaturalGas.

Download our free NJR investor relations app for iPad and iPhone.

# # #